Exhibit 10.1
Extension of Scheduled Expiry Date

Reference is made to that certain Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002, September 8, 2003, December 5, 2003, January 30, 2004 and December 3, 2004 (as amended or supplemented, the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, N.A., in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.

The undersigned hereby agree to extend the Scheduled Expiry Date to December 1, 2006, effective on the date hereof upon the receipt by the Administrative Agent of a letter from each of Standard & Poor’s and Moody’s assessing the credit risk assigned by Standard & Poor’s and Moody’s, respectively, to the Series 1999-3 Investor Notes as “AAA” and “Aaa,” respectively.

Dated: December 2, 2005

CHESAPEAKE FUNDING LLC

By:___________________________
Name:
                Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:___________________________
Name:
              Title:

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., as an APA Bank

By: ______________________________________
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC
(Formerly known as Variable Funding Capital Corporation), as a CP Conduit Purchaser

By: WACHOVIA CAPITAL MARKETS, LLC,
As Attorney-in-Fact

By: ______________________________________
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank

By: ______________________________________
Name:
Title:

YC SUSI TRUST, as a CP Conduit Purchaser

By: Bank of America, National Association, as Administrative Trustee

By: ______________________________________
Name:
Title:

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank

By: ______________________________________
Name:
Title:

SARATOGA FUNDING CORP. LLC, as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH,
As an APA Bank

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank

By: ______________________________________
Name:
Title:

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

WESTLB AG, New York Branch, as an APA Bank

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:

CHARTA, LLC, as a CP Conduit Purchaser

By: CITICORP NORTH AMERICA, INC.,
As Attorney-in-Fact

By: ____________________________
Name:
Title:

CITIBANK, N.A., as an APA Bank

By: ____________________________
Name:
Title:

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

BARCLAYS BANK PLC, as an APA Bank and as a Funding Agent

By: ______________________________________
Name:
Title:

ATLANTIC ASSET SECURITIZATION CORP., as a CP Conduit Purchaser

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title:

CALYON NEW YORK BRANCH, as an APA Bank and as a Funding Agent

By: ______________________________________
Name:
Title:

By: ______________________________________
Name:
Title: